SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 9, 2004

COLLEGIATE PACIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17293	22-2795073
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas (Address of principal executive offices)	75234 (Zip Code)

(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
Press Release
Press Release

Item 9. Regulation FD.

      On February 9, 2004, Collegiate Pacific issued a press release announcing that it had entered into an Asset Purchase Agreement to acquire substantially all of the operating assets of Kesslers Sport Shop, Inc. d/b/a Kesslers Team Sports. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

      The information under Item 9 of this Current Report on Form 8-K, including exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Further, the information furnished pursuant to Item 9 of this Current Report on Form 8-K, including exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of Collegiate Pacific Inc. under the Securities Act of 1933.

Item 12. Disclosure of Results of Operations and Financial Condition.

      The following information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K.

      On February 9, 2004, Collegiate Pacific issued a press release announcing its operating results for the three and six months ended December 31, 2003. A copy of the press release is attached as Exhibit 99.2. The information in this Item 12 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

1

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2004	COLLEGIATE PACIFIC INC

	By:	/s/ William R. Estill

William R. Estill, Chief Financial Officer

2

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1*	Press Release of Collegiate Pacific Inc., dated February 9, 2004.
99.2*	Press Release of Collegiate Pacific Inc., dated February 9, 2004.

*	Furnished and not filed.